UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

CONSUMER DIRECT OF AMERICA

Nevada	000-32745	88-0471353

(State of Other Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 Meadows Lane Las Vegas, Nevada	89107

(Address of Principle Executive Offices)	(zip code)

Registrant’s telephone number, including area code: (702) 259-1700

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 4 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

ITEM 5. CHANGES IN REGISTRANT’S STOCK TRANSFER AGENT.

     Effective July 15, 2003, the Board of Directors of Consumer Direct of America, a Nevada corporation, have dismissed Global Securities Transfer as its stock transfer agent and, appointed Continental Stock Transfer & Trust to that position. The decision to change its stock transfer agent was approved by Consumer Direct of America Board of Directors.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit	Description

99.1	Press Release dated July 24, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSUMER DIRECT OF AMERICA

(Registrant)

Date: July 29, 2003	By:	/s/ Mike Barron

Mike Barron Chief Executive Officer